Execution Version BOKF, NA and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, Trustee 6.108% FIXED-RATE RESET SUBORDINATED NOTES DUE 2040 INDENTURE Dated as of November 6, 2025 i TABLE OF CONTENTS PAGE ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION 1 Section 1.01. Rules of Construction ........................................................................................................................ 1 Section 1.02. Definitions ......................................................................................................................................... 1 Section 1.03. Effect of Headings and Table of Contents ......................................................................................... 7 Section 1.04. No Incorporation by Reference of Trust Indenture Act ..................................................................... 7 Section 1.05. Compliance Certificates and Opinions ............................................................................................. 7 Section 1.06. Form of Documents Delivered to Trustee ......................................................................................... 7 Section 1.07. Acts of Holders; Record Dates. ......................................................................................................... 8 Section 1.08. Rules by Trustee, Paying Agent and Registrar .................................................................................. 9 Section 1.09. Calculation Agent. ............................................................................................................................ 9 Section 1.10. Notices, Etc., to Trustee and Bank .................................................................................................... 9 Section 1.11. Notice to Holders; Waiver .............................................................................................................. 10 Section 1.12. Successors and Assigns ................................................................................................................... 10 Section 1.13. Severability Clause. ........................................................................................................................ 10 Section 1.14. Benefits of Indenture. ...................................................................................................................... 10 Section 1.15. Governing Law ................................................................................................................................ 10 Section 1.16. Submission to Jurisdiction .............................................................................................................. 10 Section 1.17. WAIVER OF JURY TRIAL .............................................................................................................. 10 Section 1.18. Legal Holidays ................................................................................................................................ 11 Section 1.19. Counterparts Originals ................................................................................................................... 11 Section 1.20. Force Majeure ................................................................................................................................ 11 Section 1.21. U.S.A. Patriot Act ............................................................................................................................ 11 ARTICLE II NOTES 11 Section 2.01. Forms of Notes and Dating. ............................................................................................................ 11 Section 2.02. Execution and Authentication. ........................................................................................................ 12 Section 2.03. Registrar and Paying Agent ............................................................................................................ 13 Section 2.04. Paying Agent to Hold Money in Trust ............................................................................................. 14 Section 2.05. Transfer and Exchange of Notes. .................................................................................................... 14 Section 2.06. Replacement Notes .......................................................................................................................... 15 Section 2.07. Interest Period ................................................................................................................................ 15 Section 2.08. Interest Rate .................................................................................................................................... 15 Section 2.09. Benchmark Substitution Event ........................................................................................................ 15 Section 2.10. Cancellation .................................................................................................................................... 16 Section 2.11. Computation of Interest .................................................................................................................. 16 Section 2.12. CUSIP Numbers .............................................................................................................................. 16 ARTICLE III REDEMPTION OF NOTES 16 Section 3.01. Optional Redemption. ..................................................................................................................... 16 Section 3.02. Interest on Notes to Be Redeemed ................................................................................................... 16 Section 3.03. Notice of Redemption; Selection of Notes ....................................................................................... 17 Section 3.04. Payment of Notes Called for Redemption ....................................................................................... 17 ii ARTICLE IV SATISFACTION AND DISCHARGE; DEFEASANCE; UNCLAIMED MONEYS 18 Section 4.01. Discharge of Indenture ................................................................................................................... 18 Section 4.02. Defeasance Upon Deposit of Moneys or U.S. Government Obligations ......................................... 18 Section 4.03. Deposited Moneys to be held in Trust by Trustee ........................................................................... 19 Section 4.04. Repayment to Bank .......................................................................................................................... 19 Section 4.05. Return of Unclaimed Moneys .......................................................................................................... 19 Section 4.06. Subordination Provisions Inapplicable ........................................................................................... 20 ARTICLE V COVENANTS 20 Section 5.01. Payment of Principal, Premium and Interest .................................................................................. 20 Section 5.02. Offices for Notices and Payments, etc. ............................................................................................ 20 Section 5.03. Provisions as to Paying Agent. ....................................................................................................... 20 Section 5.04. Certificate to Trustee ...................................................................................................................... 20 ARTICLE VI CONSOLIDATION, MERGER, SALE OR CONVEYANCE 21 Section 6.01. Bank May Consolidate, Etc., on Certain Terms .............................................................................. 21 Section 6.02. Notes to be Secured in Certain Events ............................................................................................ 21 Section 6.03. Opinion of Counsel to be given Trustee .......................................................................................... 21 ARTICLE VII SUBORDINATION 21 Section 7.01. Notes Subordinated ......................................................................................................................... 21 Section 7.02. Obligation of the Bank Unconditional and Payment Permitted if no Default ................................. 23 Section 7.03. Limitations on Duties to Holders of Senior Indebtedness ............................................................... 23 Section 7.04. Notice to Trustee of Facts Prohibiting Payments ........................................................................... 23 Section 7.05. Application by Trustee of Moneys Deposited With It ...................................................................... 23 Section 7.06. Subrogation ..................................................................................................................................... 23 Section 7.07. Subordination Rights Not Impaired by Acts or Omissions of Bank or Holders of Senior Indebtedness .................................................................................................................................................. 23 Section 7.08. Authorization of Trustee to Effectuate Subordination of Notes ....................................................... 24 Section 7.09. Right of Trustee to Hold Senior Indebtedness ................................................................................. 24 Section 7.10. Not to Prevent Defaults (Including Events of Default) ................................................................... 24 Section 7.11. Trustee’s Rights to Compensation, Reimbursement of Expenses and Indemnification ................... 24 Section 7.12. Article Applicable to Paying Agents ............................................................................................... 24 Section 7.13. Trustee Not Fiduciary for Holders of Senior Indebtedness ............................................................. 24 ARTICLE VIII SINKING FUNDS 24 Section 8.01. No Sinking Fund ............................................................................................................................. 24 ARTICLE IX REMEDIES 24 Section 9.01. Events of Default and Defaults. ...................................................................................................... 24 Section 9.02. Acceleration of Maturity; Rescission and Annulment ..................................................................... 25 Section 9.03. Collection of Indebtedness and Suits for Enforcement by Trustee .................................................. 26 Section 9.04. Trustee May File Proof of Claim. ................................................................................................... 26 iii Section 9.05. Trustee May Enforce Claims Without Possession of Notes ............................................................. 27 Section 9.06. Application of Money Collected ...................................................................................................... 27 Section 9.07. Limitation on Suits .......................................................................................................................... 27 Section 9.08. Unconditional Right of Holders to Receive Principal, Premium and Interest ................................ 27 Section 9.09. Restoration of Rights and Remedies ............................................................................................... 28 Section 9.10. Rights and Remedies Cumulative .................................................................................................... 28 Section 9.11. Delay or Omission Not Waiver ....................................................................................................... 28 Section 9.12. Control by Holders.......................................................................................................................... 28 Section 9.13. Waiver of Past Defaults .................................................................................................................. 28 Section 9.14. Undertaking for Costs ..................................................................................................................... 29 Section 9.15. Waiver of Usury, Stay or Extension Laws ....................................................................................... 29 ARTICLE X SUPPLEMENTAL INDENTURES 29 Section 10.01. Supplemental Indentures Without Consent of Holders ................................................................... 29 Section 10.02. Supplemental Indentures with Consent of Holders ......................................................................... 30 Section 10.03. Execution of Supplemental Indentures ............................................................................................ 30 Section 10.04. Effect of Supplemental Indentures .................................................................................................. 30 Section 10.05. Reference in Notes to Supplemental Indentures .............................................................................. 31 Section 10.06. Subordination Unimpaired.............................................................................................................. 31 ARTICLE XI THE TRUSTEE 31 Section 11.01. Certain Duties and Responsibilities. ............................................................................................... 31 Section 11.02. Notice of Defaults ........................................................................................................................... 32 Section 11.03. Certain Rights of Trustee ................................................................................................................ 32 Section 11.04. Not Responsible for Issuance of Notes ............................................................................................ 33 Section 11.05. May Hold Notes .............................................................................................................................. 34 Section 11.06. Money Held in Trust ....................................................................................................................... 34 Section 11.07. Compensation and Reimbursement ................................................................................................. 34 Section 11.08. Conflicting Interests ........................................................................................................................ 34 Section 11.09. Resignation and Removal; Appointment of Successor. ................................................................... 34 Section 11.10. Acceptance of Appointment by Successor ....................................................................................... 35 Section 11.11. Merger, Conversion, Consolidation or Succession to Business ...................................................... 36 ARTICLE XII HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND BANK 36 Section 12.01. Bank to Furnish Trustee Names and Addresses of Holders ............................................................ 36 Section 12.02. Preservation of Information; Communications to Holders. ............................................................ 36 Section 12.03. Reports by the Bank ........................................................................................................................ 37 ARTICLE XIII MEETINGS OF HOLDERS 37 Section 13.01. Purposes of Meetings ...................................................................................................................... 37 Section 13.02. Call of Meetings by Trustee ............................................................................................................ 38 Section 13.03. Call of Meetings by Bank or Holders .............................................................................................. 38 Section 13.04. Qualifications for Voting ................................................................................................................ 38 Section 13.05. Regulations ..................................................................................................................................... 38 Section 13.06. Voting .............................................................................................................................................. 38 Section 13.07. No Delay of Rights by Meeting ....................................................................................................... 39

iv ARTICLE XIV IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS 39 Section 14.01. Exemption from Individual Liability ............................................................................................... 39 EXHIBITS Exhibit A Form of Note * This table of contents is not part of the Indenture. 1 INDENTURE, dated as of November 6, 2025, between BOKF, NA, a national association organized under the laws of the United States (the “Bank”), and U.S. Bank Trust Company, National Association, a national banking association, as trustee (the “Trustee”). Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Notes: ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION Section 1.01. Rules of Construction. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular; (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (c) unless the context otherwise requires, references to an “Article” or a “Section” refer to an Article or a Section, as the case may be, of this Indenture; (d) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; (e) nouns or pronouns of either gender or neuter shall include, as appropriate, the other noun or pronoun forms; (f) “or” is not exclusive; (g) “including” means including without limitation; and (h) “$” and “U.S. dollars” refer to United States dollars, or such other money of the United States that at the time of payment is legal tender for payment of public and private debts. Section 1.02. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires: “Act,” when used with respect to any Holder, has the meaning specified in Section 1.07(a). “Additional Notes” means additional Notes (other than the Initial Notes) issued under this Indenture subsequent to the Issue Date. “Adjustments” has the meaning specified in Section 2.09. “Affiliate” of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Agent” means any Registrar, co-registrar, Custodian, Paying Agent, additional paying agent or authenticating agent. “Agent Members” has the meaning specified in Section 2.01(c). 2 “Applicable Procedures” means, with respect to any payment, tender, redemption, transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such payment, tender, redemption, transfer or exchange. “Appropriate Federal Banking Agency” means the “appropriate federal banking agency” with respect to the Bank as that term is defined in Section 3(q) of the Federal Deposit Insurance Act or any successor provision. “Authentication Order” has the meaning specified in Section 2.02. “Benchmark Substitution Event” has the meaning specified in Section 2.09. “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning. “Board of Directors” means the board of directors of the Bank, or the executive committee of that board or other committee duly authorized to act on behalf of the board with regard to a given matter. “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary or Associate Secretary of the Bank, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or the Place of Payment are authorized or required by applicable law, regulation or executive order to close or be closed. Any days referenced in this Indenture that are not referred to as Business Days shall be calendar days. “Calculation Agent” means any Person, including the Bank or any of its Affiliates, appointed by the Bank from time to time to act as calculation agent under this Indenture. Notwithstanding anything to the contrary in this Indenture, in no event will the Trustee be deemed to be a Calculation Agent or have any responsibility to make calculations with respect to the Notes (or any liability related thereto). “Capital Stock” means (i) in the case of a corporation, corporate stock or shares, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, limited liability partnership, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. “Clearstream” means Clearstream Banking, S.A, or any successor securities clearing agency. “Code” means the Internal Revenue Code of 1986, as amended. “Commission” means the Securities and Exchange Commission, as from time to time constituted or created under the Exchange Act. “Bank” means the Person named as the “Bank” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Bank” shall mean such successor Person. “Bank Request” and “Bank Order” means a written request or order signed in the name of the Bank by the Chairman, Vice Chairman, Chief Executive Officer, President, Executive Vice President, Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer, Secretary or Assistant Secretary of the Bank, and delivered to the Trustee. 3 “Corporate Trust Office” means the designated corporate trust office of the Trustee at which at any particular time its corporate trust business relating to this Indenture shall be administered, which office at the date hereof is located at U.S. Bank Trust Company, National Association, 1255 Corporate Drive, 6th Floor, Irving, TX 75038, or such other address as the Trustee may designate from time to time by written notice to the Holders and the Bank, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by written notice to the Holders and the Bank). “Custodian” means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto. “Default” has the meaning specified in Section 9.01. “Depositary” means, with respect to the Notes to the extent issuable in whole or in part in the form of one or more Global Notes, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Notes as contemplated by Section 2.03 until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture and, thereafter, “Depositary” shall mean or include such successor. “Designee” has the meaning specified in Section 2.09. “Discharged” means that the Bank shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Notes and to have satisfied all the obligations under this Indenture relating to the Notes (and the Trustee, at the expense of the Bank, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of the Notes to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Notes when such payments are due, (B) the Bank’s obligations with respect to the Notes under Article II and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder. “DTC” has the meaning specified in Section 2.03. “Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear system, or any successor securities clearing agency. “Event of Default” has the meaning specified in Section 9.01. “Exchange Act” means the Securities Exchange Act of 1934, any statute successor thereto and the rules and regulations of the Commission promulgated thereunder, in each case as amended from time to time. “Expiration Date” has the meaning specified in Section 1.07(g). “Federal Reserve Board” means the Board of Governors of the United States Federal Reserve System or any successor regulatory authority with jurisdiction over bank holding companies. “Five-Year U.S. Treasury Rate” means, as of the Reset Determination Date, (i) the average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity, for five-year maturities, for the five business days immediately preceding the Reset Determination Date, appearing (or, if fewer than five business days appear, such number of business days appearing) under the caption “Treasury Constant Maturities” (or any successor caption or heading) in the most recently published H.15 Daily Update as of 5:00 p.m. (Eastern Time) on the Reset Determination Date (the “Initial Base Rate”), as determined by the Calculation Agent in its sole discretion, or (ii) if there are no such published yields on actively traded U.S. Treasury securities adjusted to constant maturity, for five- year maturities, then the rate will be determined by interpolation between the average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for two series of actively traded U.S. Treasury securities, (A) one maturing as close as possible to, but earlier than, the maturity date for the notes, and (B) the other maturing as close as possible to, but later than, the maturity date for the notes, in each case for the five business days immediately preceding the Reset Determination Date, appearing (or, if fewer than five business days appear, such number of business days appearing) under the caption “Treasury Constant Maturities” (or any successor caption or heading) in the H.15 Daily Update as of 5:00 p.m. (Eastern Time) on the Reset Determination Date.

4 “GAAP” means the generally accepted accounting principles in the United States. “Global Note” has the meaning specified in Section 2.01(b). “H.15 Daily Update” means the daily statistical release designated as such, or any successor publication, published by the Federal Reserve Board or any successor. “Holder” means a Person in whose name a Note is registered in the Note Register. “Indebtedness for Money Borrowed” means (i) any obligation of, or any obligation guaranteed by, the Bank for the repayment of money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) any off-balance sheet guarantee obligation, (iii) any obligation under a direct credit substitute, including any letters of credit, bankers’ acceptance, security purchases facility or similar agreement, (iv) obligations associated with derivative products, such as interest-rate and foreign-exchange-rate contracts, commodity contracts and similar arrangements and (v) any deferred obligation for payment of the purchase price of any property or assets. “Indebtedness Ranking on a Parity with the Notes” means the Bank’s Indebtedness for Money Borrowed, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks equally with and not prior to the Notes in the right of payment upon the happening of any event of the kind specified in the case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or dissolution or winding up involving the Bank, whether voluntary or involuntary. “Indebtedness Ranking Junior to the Notes” means any of the Bank’s Indebtedness for Money Borrowed, whether outstanding on the date of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks junior to and not equally with or prior to the notes (and any other Indebtedness Ranking on a Parity with the Notes) in right of payment upon the happening of any event of insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or dissolution or winding up involving the Bank, whether voluntary or involuntary. “Indenture” means this instrument as originally executed and as it may from time to time be amended and restated or supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. “Initial Fixed Rate” has the meaning specified in Section 2.08. “Initial Notes” means the $400,000,000 aggregate principal amount of Notes issued under this Indenture on the Issue Date. “Initial Purchasers” means Morgan Stanley & Co. LLC, BOK Financial Securities, Inc, RBC Capital Markets, LLC, Citigroup Global Markets Inc., Centerview Partners LLC, Scotia Capital (USA) Inc. and CAVU Securities LLC. “Interest Payment Date” has the meaning specified in Section 2.07. “Interest Period” has the meaning specified in Section 2.07. “Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act. “Investment Company Act” means the Investment Company Act of 1940 and any statute successor thereto and the rules and regulations of the Commission promulgated thereunder, in each case as amended from time to time. “Issue Date” means the first date on which the Initial Notes (excluding, for the avoidance of doubt, any Additional Notes) are issued. 5 “Maturity” means the date on which the principal of the Notes becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise. “Maturity Date” means November 6, 2040. “Notes” means, collectively, the Initial Notes and any Additional Notes, which shall be treated as a single class for all purposes under this Indenture. “Note Register” has the meaning specified in Section 2.03. “Notice of Default” means a written notice of the kind specified in Section 9.01(b)(iii). “OCC” means the Office of the Comptroller of the Currency or any successor regulatory authority with jurisdiction over national banking associations. “Offering Circular” means the Offering Circular, dated November 3, 2025, relating to the Initial Notes. “Officer” means any of the Chairman, Vice Chairman, Chief Executive Officer, President, Executive Vice President, Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer, Secretary or Assistant Secretary of the Bank. “Officer’s Certificate” means a certificate signed by any Officer and delivered to the Trustee which meets the requirements set forth in this Indenture. “Opinion of Counsel” means a written opinion of counsel, in form and substance reasonably acceptable to the Trustee, which counsel may be an employee of or counsel for the Bank. “Outstanding” means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except (x) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation, (y) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Bank) in trust or set aside and segregated in trust by the Bank (if the Bank shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made, and (z) Notes which have been paid pursuant to Section 2.06 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Bank; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Notes owned by the Bank or any other obligor upon the Notes or any Affiliate of the Bank or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, further, that Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Bank or any other obligor upon the Notes or any Affiliate of the Bank or such other obligor. “Parent” means BOK Financial Corporation, the Bank’s parent corporation. “Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream). “Paying Agent” has the meaning specified in Section 2.03. 6 “Person” or “person” means any individual, corporation, bank, national association, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity. “Place of Payment” means the place or places where the principal of and any premium and interest on the Notes are payable as specified in the applicable Note. “Redemption Date,” when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture. “Redemption Price,” when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture. “Registrar” has the meaning specified in Section 2.03. “Regular Record Date” means the 15th calendar date prior to each Interest Payment Date. “Regulatory Capital Treatment Event” means the good faith determination by the Bank that, as a result of (i) any amendment to, or change in, the laws, rules or regulations of the United States (including, for the avoidance of doubt, any agency or instrumentality of the United States, including the OCC and other Appropriate Federal Banking Agencies) or any political subdivision of or in the United States that is enacted or becomes effective after the date of original issuance of the notes, or (ii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws, rules or regulations or policies with respect thereto that is announced after the date of original issuance of the notes, there is more than an insubstantial risk that the Bank will not be entitled to treat the Notes then outstanding as “Tier 2 capital” (or its equivalent) for purposes of the capital adequacy rules of the OCC (or, as and if applicable, the capital adequacy rules or regulations of any successor Appropriate Federal Banking Agency) as then in effect and applicable, for so long as the Notes are outstanding, to at least the same extent as of the Issue Date. “Reset Date” has the meaning specified in Section 2.08. “Reset Determination Date” has the meaning specified in Section 2.08. “Responsible Officer,” when used with respect to the Trustee, means any officer of the Trustee in its Corporate Trust division or department located at the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also with respect to a particular matter, any other officer of the Trustee to whom any such corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject. “Securities Act” means the Securities Act of 1933, any statute successor thereto and the rules and regulations of the Commission promulgated thereunder, in each case as amended from time to time. “Senior Indebtedness,” with respect to the Notes, means the principal of, and premium, if any, and interest on (i) all Indebtedness for Money Borrowed of the Bank whether outstanding on the Issue Date or thereafter created, assumed or incurred, except for indebtedness that expressly states that it is subordinate in right of payment to Indebtedness for Money Borrowed of the Bank and (ii) any deferrals, renewals or extensions of any such indebtedness; provided that “Senior Indebtedness” excludes any Indebtedness Ranking on a Parity with the Notes and Indebtedness Ranking Junior to the Notes. “Spread” has the meaning specified in Section 2.08. “Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and (ii) any partnership, joint venture or limited liability company of which (A) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are 7 owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (B) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder. “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder. “U.S. Government Obligations” means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt. “U.S. Person” means a U.S. Person as defined in Rule 902(k) promulgated under the Securities Act. “Vice President,” when used with respect to the Bank or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.” Section 1.03. Effect of Headings and Table of Contents. The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction of this Indenture. Section 1.04. No Incorporation by Reference of Trust Indenture Act. This Indenture is not qualified under the Trust Indenture Act, and the Trust Indenture Act shall not apply to or in any way govern the terms of this Indenture. As a result, no provisions of the Trust Indenture Act are incorporated into this Indenture unless expressly incorporated pursuant to this Indenture. Section 1.05. Compliance Certificates and Opinions. Upon any application or request by the Bank to the Trustee to take any action under any provision of this Indenture, the Bank shall furnish to the Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such Officer’s Certificate and Opinion of Counsel shall include (i) a statement that the individual making such certificate or opinion has read such covenant or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (iii) a statement that, in the opinion of such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with, and (iv) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officer’s Certificate or certificates of public official. Section 1.06. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one

8 document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any other Note, they may, but need not, be consolidated and form one instrument. Section 1.07. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Bank. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 11.01) conclusive in favor of the Trustee and the Bank, if made in the manner provided in this Section 1.07. Without limiting the generality of this Section 1.07, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depositary that is a Holder of a Global Note, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture or the Notes to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Note may provide its proxy or proxies to the Beneficial Owners of interests in any such Global Note through such Depositary’s standing instructions and customary practices. (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient. (c) The ownership of the Notes shall be proved by the Note Register. (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Bank in reliance thereon, whether or not notation of such action is made upon such Note. (e) The Bank may set any day as a record date (which shall be no less than 15 days prior to any payment date even if such date is not a Business Day) for the purpose of determining the Holders of Outstanding Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by the Holders; provided that the Bank may not set a record date for, and the provisions of this Section 1.07(e) shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in Section 1.07(f). If any record date is set pursuant to this Section 1.07(e), the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this Section 1.07(e) shall be construed to prevent the Bank from setting a new record date for any action for which a record date has previously been set pursuant to this Section 1.07(e) (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this Section 1.07(e) shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this Section 1.07(e), the Bank, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder in the manner set forth in Section 1.11. (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 9.02, (iii) any request to institute proceedings referred to in Section 9.07(b) or (iv) any direction referred to in Section 9.12. If any record date is set pursuant to this Section 1.07(f), the Holders of 9 Outstanding Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this Section 1.07(f) shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this Section 1.07(f) (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this Section 1.07(f) shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this Section 1.07(f), the Trustee, at the Bank’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Bank in writing and to each Holder in the manner set forth in Section 1.11. (g) With respect to any record date set pursuant to this Section 1.07, the party hereto which sets such record date may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder in the manner set forth in Section 1.11, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.07, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this Section 1.07(g). Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date. Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Section 1.08. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of the holders. The Registrar and a Paying Agent may make reasonable rules for their functions. Section 1.09. Calculation Agent. (a) The Bank may appoint a Calculation Agent prior to the Reset Date. The Bank will act as the initial Calculation Agent. The Calculation Agent may be removed by the Bank at any time. If the Calculation Agent is unable or unwilling to act as Calculation Agent or is removed by the Bank, the Bank will promptly appoint a replacement Calculation Agent. If at any time there is no Calculation Agent appointed by the Bank, then the Bank shall be the Calculation Agent. The Calculation Agent shall have all the rights, protections and indemnities afforded to the Trustee under this Indenture. (b) Absent manifest error, the Calculation Agent’s determination of the interest rate on the Reset Date for the Notes will be binding and conclusive on the Holders, the Bank (if the Bank is not also the Calculation Agent) and the Trustee. Each Holder (including, for the avoidance of doubt, each beneficial owner) acknowledges, accepts, consents to and agrees to be bound by the Bank’s and the Calculation Agent’s determination of the interest rate on the Reset Date. The Calculation Agent’s determination of the interest rate on the Reset Date will be maintained on file at the Calculation Agent’s principal offices, will be made available to any Holder upon request and the Calculation Agent will provide the Bank (if the Bank is not also the Calculation Agent) and the Trustee with written notice of the interest rate in effect on the Notes promptly after the Reset Date. Section 1.10. Notices, Etc., to Trustee and Bank. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (i) the Trustee by any Holder or by the Bank shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the Corporate Trust Office, or (ii) the Bank by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered, first-class postage prepaid, to the Bank at BOKF, NA, c/o BOK Financial Corporation, Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172, or at any other address previously furnished in writing to the Trustee by the Bank. 10 The Trustee shall have the right, but shall not be required, to rely upon and comply with notices, instructions, directions or other communications sent by email, facsimile and other similar unsecured electronic methods by persons believed by the Trustee to be authorized to give instructions and directions on behalf of the Bank. The Trustee shall have no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of the Bank; and the Trustee shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Bank a result of such reliance upon or compliance with such notices, instructions, directions or other communications. The Bank agrees to assume all risks arising out of the use of such electronic methods to submit notices, instructions, directions or other communications to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. The Bank shall use all reasonable endeavors to ensure that any such notices, instructions, directions or other communications transmitted to the Trustee pursuant to this Indenture are complete and correct. Any such notices, instructions, directions or other communications shall be conclusively deemed to be valid instructions from the Bank to the Trustee for purposes of this Indenture. Section 1.11. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and delivered, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; provided that, as long as the Notes are in the form of one or more Global Notes, notice to Holders may be made electronically in accordance with procedures of the Depositary. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so delivered, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given or provided. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. Section 1.12. Successors and Assigns. All covenants and agreements in this Indenture by the Bank shall bind its respective successors and assigns, whether so expressed or not. Section 1.13. Severability Clause. In case any provision in this Indenture or in any Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby. Section 1.14. Benefits of Indenture. Nothing in this Indenture or in any Note, express or implied, shall give to any Person, other than the parties hereto, any Registrar, Calculation Agent and any Paying Agent and their respective successors hereunder, the Holders and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture. Section 1.15. Governing Law. This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York. Section 1.16. Submission to Jurisdiction. The Bank hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture or the Notes, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Section 1.17. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE TRUSTEE (AND EACH HOLDER BY ITS ACCEPTANCE OF THE NOTES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN 11 ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 1.18. Legal Holidays. If any Interest Payment Date or the date for the payment of principal of the Notes or the Stated Maturity falls on a day that is not a Business Day at any Place of Payment, then the Bank will postpone such interest or principal payment to the next succeeding Business Day (and, with respect to the Stated Maturity, no additional interest will accrue on the amount payable for the period from and after the Stated Maturity), but the payments made on such dates will be treated as being made on the date that the payment was first due and the Holders will not be entitled to any further interest, principal or other payments with respect to such postponements. Section 1.19. Counterparts Originals. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or electronic format (e.g., “.pdf” or “.tif”) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (e.g., “.pdf” or “.tif”) shall be deemed to be their original signatures for all purposes. This Indenture (and any document delivered in connection with this Indenture) shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. Section 1.20. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, any act or provision of any present or future law or regulation or governmental authority, labor dispute, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes, disease, epidemic, pandemic, quarantine, acts of God, interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, communications systems failure, malware or ransomware, unavailability of the Federal Reserve Bank wire or telex system, other wire or funds transfer systems, or unavailability of any securities clearing system; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances. Section 1.21. U.S.A. Patriot Act. The Bank acknowledges that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The Bank agrees that it will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act. ARTICLE II NOTES Section 2.01. Forms of Notes and Dating. (a) General. The Notes and the Trustee’s certificate of authentication will be substantially in the form of Exhibits A hereto. The terms and provisions contained in Exhibit A hereto constitute, and are hereby expressly made, a part of this Indenture. To the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of the Notes shall govern and be controlling. The Notes may have notations, legends or

12 endorsements required by law, stock exchange rule or usage; provided that any such notations, legends or endorsements are in a form reasonably acceptable to the Bank. Each Note will be dated the date of its authentication. The Notes shall be in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. (b) Global Notes. The Initial Notes issued on the Issue Date shall be (i) offered and sold by the Bank to the Initial Purchasers and (ii) resold, initially only to Institutional Accredited Investors. The Notes shall be issued initially in the form of one global Notes (the “Global Notes”), which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Bank and authenticated by the Trustee as provided in this Indenture. Each Global Note shall represent such of the Outstanding Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Note” attached thereto and each shall provide that it represents the aggregate principal amount of Outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of Outstanding Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, as required by Section 2.05, in accordance with the provisions hereof. (c) Book-Entry Positions. Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Custodian or under such Global Note, and the Depositary may be treated by the Bank, the Trustee and any agent of the Bank or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Bank, the Trustee or any agent of the Bank or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note. The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in, the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase), obtaining any consent or other action to be taken by Holders, the selection by the Depositary or any Depositary participant of any Person to receive payment in the event of partial redemption of the Notes, any consent given or other action taken by the Depositary as Holder or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may conclusively rely and shall be fully protected in conclusively relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners. Section 2.02. Execution and Authentication. (a) Signatures. At least one Officer must sign the Notes for the Bank by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note will nevertheless be valid. A Note will not be valid until authenticated by the manual signature of an authorized signatory of the Trustee. The signature will be conclusive evidence that the Note has been duly authenticated and delivered under this Indenture. (b) Authentication. The Trustee will, upon receipt of a written order of the Bank signed by an Officer of the Bank (an “Authentication Order”), authenticate (i) Initial Notes and (ii) any Additional Notes. The Trustee shall be entitled to receive in each case an Officer’s Certificate and an Opinion of Counsel in connection with such authentication of such Notes addressing such matters as it may reasonably require. The aggregate principal amount of Notes Outstanding at any time may not exceed the aggregate principal amount of Notes authorized for issuance by the Bank pursuant to one or more Authentication Orders, except as provided in Section 2.06. (c) Additional Notes. With respect to any Additional Notes, the Bank shall set forth in (i) a resolution of the Board of Directors of the Bank and (ii) an Officer’s Certificate or one or more indentures supplemental hereto, a copy of each of which shall be delivered to the Trustee, the following information: 13 (A) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture and the provision of Section 2.02 that the Bank is relying on to issue such Additional Notes; (B) the issue price and the issue date and the CUSIP number of such Additional Notes, including the date from which interest shall accrue; provided, however, that no Additional Notes may be issued with the same CUSIP number as the Initial Notes unless such Additional Notes are fungible with the Initial Notes for U.S. federal income tax purposes; and (C) whether such Additional Notes shall be securities bearing one of the restrictive legends described in Section 2.05(c). In connection with the authentication of any Additional Notes, the Trustee shall be entitled to receive an Opinion of Counsel which shall state: (A) that the form of such Notes has been established by a supplemental indenture or by or pursuant to a resolution of the Board of Directors in accordance with Section 2.01 and in conformity with the provisions of this Indenture; (B) that the terms of such Notes have been established in accordance with this Section 2.02 and in conformity with the other provisions of this Indenture; (C) that such Notes, when authenticated and delivered by the Trustee and issued by the Bank in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Bank, enforceable in accordance with their terms, subject to insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles; and (D) that all laws and requirements in respect of the execution and delivery by the Bank of such Notes have been complied with. (d) Authenticating Agent. The Trustee may appoint an authenticating agent acceptable to the Bank to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Bank. Section 2.03. Registrar and Paying Agent. The Bank will maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent”). The Registrar will keep a register of the Notes and of their transfer and exchange (the “Note Register”). The Bank may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar and the term “Paying Agent” includes any additional paying agent. The Bank may change any Paying Agent or Registrar without notice to any Holder. The Bank will notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Bank fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Bank or any of its Subsidiaries may act as Paying Agent or Registrar. The Bank initially appoints The Depository Trust Company (“DTC”) to act as Depositary with respect to the Global Notes. The Bank has entered into a letter of representations with DTC in the form provided by DTC and the Trustee and each Agent is hereby authorized to act in accordance with such letter and Applicable Procedures. Neither the Trustee nor any Agent shall have responsibility or liability for any actions taken or not taken by the Depositary or their participants or indirect participants of their obligations under the rules and procedures governing the Depositary’s operations. The Bank initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Notes. The Bank shall be responsible for making all calculations called for under the Notes, including but not limited to determination of Redemption Price, premium, if any, and any additional amounts or other amounts payable on the Notes. The Bank will make the calculations in good faith and, absent manifest 14 error, its calculations will be final and binding on the Holders. The Bank will provide a schedule of its calculations to the Trustee when requested by the Trustee, and the Trustee is entitled to rely conclusively on the accuracy of the Bank’s calculations without independent verification. The Trustee shall forward the Bank’s calculations to any Holder upon the written request of such Holder. Section 2.04. Paying Agent to Hold Money in Trust. The Bank will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium on, if any, and cash interest on, the Notes, and will notify the Trustee of any default by the Bank in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Bank at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Bank or a Subsidiary) will have no further liability for the money. If the Bank or a Subsidiary acts as Paying Agent, it will segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any insolvency, reorganization or similar proceedings relating to the Bank, the Trustee will serve as Paying Agent for the Notes. Section 2.05. Transfer and Exchange of Notes. (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. None of the Bank, the Trustee, Paying Agent nor any Agent of any of them shall have any responsibility or liability for any aspect of the records relating to or payment made on account of Beneficial Ownership interests in a Global Note, or for maintaining, supervising or reviewing any records relating to such Beneficial Ownership interests. (c) Legends. The following legends will appear on the face of all Notes issued under this Indenture. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. THIS OBLIGATION IS SUBORDINATED TO CLAIMS OF DEPOSITORS AND GENERAL CREDITORS, IS UNSECURED, AND IS INELIGIBLE AS COLLATERAL FOR A LOAN BY BOKF, NA. THE INSTRUMENT EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PART 16 OF THE REGULATIONS OF THE OFFICE OF THE COMPTROLLER OF THE CURRENCY OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE INSTRUMENT EVIDENCED HEREBY IS OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS AS DEFINED IN RULE 501 UNDER THE SECURITIES ACT AND EACH PURCHASER OF A BENEFICIAL INTEREST IN THE INSTRUMENT EVIDENCED HEREBY WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED TO BOKF, NA THAT IT IS AN ACCREDITED INVESTOR AND THAT IT IS PURCHASING SUCH INTEREST FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER ACCREDITED INVESTOR. THIS NOTE IS SOLD IN MINIMUM DENOMINATIONS OF $250,000 AND CANNOT BE EXCHANGED FOR NOTES IN SMALLER DENOMINATIONS. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE IS REQUIRED TO HOLD A BENEFICIAL INTEREST OF A PRINCIPAL AMOUNT OF THIS NOTE EQUAL TO $250,000 AT ALL TIMES. (d) Trustee. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members 15 or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as is expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Section 2.06. Replacement Notes. If any mutilated Note is surrendered to the Trustee or a Holder claims that its Note has been lost, destroyed or wrongfully taken, and if the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Bank will issue and the Trustee, upon receipt of an Authentication Order, will authenticate a replacement Note if the Trustee’s requirements are met. If required by the Trustee or the Bank, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Bank to protect the Bank, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Bank may charge for its expenses in replacing a Note. In case any such mutilated, destroyed, lost or stolen Note has become due and payable, the Bank in its sole discretion may, instead of issuing a new Note, pay such Note. Upon the issuance of any new Note under this Section 2.06, the Bank may require the payment of a sum sufficient to cover any tax, assessment, fee or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Every new Note issued pursuant to this Section 2.06 in exchange for any mutilated Note or in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Bank, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. The provisions of this Section 2.06 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes. Section 2.07. Interest Period. Interest on the Notes will be payable semi-annually, in arrears, on May 6 and November 6 of each year, beginning on May 6, 2026 (each, an “Interest Payment Date”) to the Holders of the Notes at the close of business on the 15th calendar day prior to each Interest Payment Date, whether or not a Business Day. Interest on the Notes will accrue from and including the Issue Date or from and including the most recent Interest Payment Date (whether or not such Interest Payment Date was a Business Day) for which interest has been paid or provided for with respect to the notes to, but excluding, the next Interest Payment Date, Redemption Date, or the Maturity Date, as the case may be. Each of these periods is referred to as an “Interest Period” for the Notes. If any Interest Payment Date, Redemption Date, or the Maturity Date falls on a day that is not a Business Day, then payment of any interest, principal or premium payable on such date will be postponed to the next succeeding Business Day, with the same force and effect as if made on the date such payment was due, and no interest or other payment will accrue as a result of such delay. Section 2.08. Interest Rate. The Notes will bear interest (i) from, and including, the Issue Date to, but excluding, November 6, 2035 (the “Reset Date”), at a rate of 6.108% per annum (the “Initial Fixed Rate”) and (ii) from, and including, the Reset Date to, but excluding, the maturity date, at a rate per annum equal to the Five-Year U.S. Treasury Rate as of the day falling two business days prior to the Reset Date (the “Reset Determination Date”) plus 2.00% (the “Spread”). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest rate for the notes following the Reset Date will be determined by the Calculation Agent as of the Reset Determination Date. Promptly upon such determination, the Calculation Agent will notify the Bank of such interest rate for the notes. The Bank will then promptly notify the Trustee in writing of such interest rate. The Calculation Agent’s determination of the interest rate will be final and binding in the absence of manifest error. Section 2.09. Benchmark Substitution Event. Notwithstanding the foregoing, if the Bank, in its sole discretion, determines on or prior to the Reset Determination Date that the Five-Year U.S. Treasury Rate cannot be determined in the manner described in the immediately preceding paragraph (a “Benchmark Substitution Event”), the Bank may, in its sole discretion, designate an unaffiliated agent or advisor, which may include an unaffiliated initial purchaser for the offering of the Notes or any Affiliate of any such initial purchaser (the “Designee”), to determine whether there is an industry-accepted successor rate to the Initial Base Rate. If the Designee determines that there is such an industry-accepted successor rate, then the “Five- Year U.S. Treasury Rate” shall be such successor rate and, in that case, the Designee may then determine and adjust the Business Day convention, the

16 definition of Business Day and the Reset Determination Date to be used and any other relevant methodology for determining or otherwise calculating such successor rate, including any adjustment factor needed to make such successor rate comparable to the Initial Base Rate in each case, in a manner that is consistent with industry-accepted practices for the use of such successor rate (the “Adjustments”). If the Bank, in its sole discretion, determine that the Five-Year U.S. Treasury Rate cannot be determined in the manner described in the immediately preceding paragraph and the Bank, in its sole discretion, do not designate a Designee or if the Designee determines that there is no industry-accepted successor rate to the Initial Base Rate, then the Five-Year U.S. Treasury Rate on the Reset Determination Date will be 4.108%, which is the Initial Fixed Rate minus the Spread. Section 2.10. Cancellation. The Bank at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent will forward to the Trustee for cancellation any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else will cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and will dispose of canceled Notes in accordance with its customary procedures (subject to the record retention requirements of the Exchange Act). Certification of the disposition of all canceled Notes will be delivered to the Bank upon request. The Bank may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation. Section 2.11. Computation of Interest. Interest on the Notes shall be computed on the basis of a 360- day year of twelve 30-day months. Section 2.12. CUSIP Numbers. The Bank in issuing the Notes may use CUSIP numbers or ISINs (if then generally in use), and, if so, the Trustee shall use the CUSIP number and ISIN for the Notes in notices to the Holders as a convenience to such Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Notes, and any such notice shall not be affected by any defect in or omission of such numbers. The Bank will promptly notify the Trustee in writing of any changes in the CUSIP numbers or ISINs. ARTICLE III REDEMPTION OF NOTES Section 3.01. Optional Redemption. (a) The Notes shall not be redeemable prior to the Stated Maturity, except the Bank may, at its option, redeem the Notes (i) in whole, but not in part, on any day in the period commencing on (and including) August 8, 2035 (the date that is three months prior to the Reset Date) and ending on (and including) the Reset Date, (ii) in whole or in part, at any time and from time to time, on or after May 10, 2040 (the date that is six months prior to the Maturity Date), or (iii) in whole, but not in part, at any time within 90 days following a Regulatory Capital Treatment Event, in each case, at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. (b) Under the OCC’s risk-based capital guidelines applicable to national banks, any redemption of the Notes is subject to receipt of any required prior approval by the OCC and to the satisfaction of any conditions set forth in the regulations and guidelines of the OCC applicable to redemption of the notes, including capital regulations and guidelines. Under the OCC regulations, prior to exercising the option to redeem the notes, or immediately thereafter, the Bank will be required to either replace the notes with an equal amount of instruments that meet the OCC’s criteria for regulatory capital treatment or demonstrate to the satisfaction of the OCC that following redemption, the Bank would continue to hold capital commensurate with its risk. Section 3.02. Interest on Notes to Be Redeemed. If the Bank redeems Notes at its option, then (a) notwithstanding the foregoing, installments of interest on the Notes that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date for the Notes will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the relevant Record Date according to the terms of the Notes and the Indenture and (b) the redemption price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30-day months. 17 Section 3.03. Notice of Redemption; Selection of Notes. In case the Bank shall desire to exercise the right to redeem all, or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption and shall deliver, or at the Bank’s request the Trustee shall deliver in the name and at the expense of the Bank, a notice of such redemption at least ten and not more than sixty days prior to the date fixed for redemption to the Holders of such Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the registry books. Such mailing shall be by prepaid first class or, if applicable, electronically. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any such Notes designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other such Notes. Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which such Notes are to be redeemed, the place of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to, but excluding, the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Notes are to be redeemed the notice of redemption shall specify the numbers of the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued. Any redemption may, at the Bank’s discretion, be subject to one or more conditions precedent. If such redemption is subject to satisfaction of one or more conditions precedent, the notice of redemption shall state that, in the Bank’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date so delayed. If any such condition precedent has not been satisfied, the Bank shall provide notice to the Trustee and each Holder prior to the close of business two Business Days prior to the Redemption Date. Upon receipt of such notice, the notice of redemption shall be rescinded and the redemption of the Notes shall not occur. If requested by the Bank, upon receipt of the rescission notice, the Trustee shall provide such notice to each Holder in the same manner in which the notice of redemption was given if such notice was delivered by the Trustee. Prior to the Redemption Date specified in the notice of redemption given as provided in this Section, the Bank will deposit in trust with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date all the Notes or portions of Notes so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all of the Notes are to be redeemed, it will give the Trustee adequate notice in advance as to the aggregate principal amount of Notes to be redeemed. If less than all of the Notes are to be redeemed, the numbers of the Notes to be redeemed in whole or in part shall be selected, pro rata or by lot or in such other manner as is in accordance with the procedures of the Depository or, if no Depositary’s procedures are applicable to such redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions; provided that only Notes in amounts of $250,000 and integral multiples of $1,000 in excess thereof (provided that the unredeemed portion of such Notes redeemed in part will not be less than $250,000) will be redeemed. The Trustee shall promptly notify the Bank in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. Section 3.04. Payment of Notes Called for Redemption. If notice of redemption has been given as above provided, the Notes or portions of Notes with respect to which such notice has been given shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Bank shall default in the payment of such Notes at the redemption price, together with interest accrued to said date) interest on the Notes or portions of Notes so called for redemption shall cease to accrue. On presentation and surrender of such Notes subject to redemption at said place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Bank at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an Interest Payment Date, the interest payable on such date shall be paid to the registered holder at the close of business on the applicable record date subject to the 18 provisions of Section 3.03). At the option of the Bank payment may be made by check to the Holders of the Notes or other persons entitled thereto against presentation and surrender of such Notes. Upon presentation of any Notes redeemed in part only, the Bank shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Bank, a new Notes or Notes, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Notes so presented of the same series. ARTICLE IV SATISFACTION AND DISCHARGE; DEFEASANCE; UNCLAIMED MONEYS Section 4.01. Discharge of Indenture. If at any time (a) the Bank shall have delivered to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided herein), or (b) all Note not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Bank shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any paying agent to the Bank in accordance with Section 4.04) sufficient to pay at maturity or upon redemption all Note not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Bank shall also pay or cause to be paid all other sums payable hereunder by the Bank with respect to the Notes, then this Indenture shall cease to be of further effect, and the Trustee, on demand of and at the cost and expense of the Bank, and upon receipt of an Officers’ Certificate and Opinion of Counsel confirming the conditions precedent have been met, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Bank agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this indenture or the Notes. Section 4.02. Defeasance Upon Deposit of Moneys or U.S. Government Obligations. (a) Defeasance of amounts owed under the Notes shall be subject to the Bank obtaining the prior approval of the OCC and any additional requirements that the OCC may impose with respect to defeasance of the Notes. Notwithstanding the foregoing, if, due to a change in law, regulation or policy subsequent to the date of this Indenture, the OCC does not require that defeasance of instruments be subject to OCC approval, including in order for such instruments to be accorded Tier 2 capital treatment, then no such approval of the OCC will be required for defeasance of amounts owed under the Notes. (b) Subject to the preceding subsection (a), at the Bank’s option, either (i) the Bank shall be deemed to have been Discharged (as defined below) from its obligations with respect to Notes on the 91st day after the applicable conditions set forth below have been satisfied; or (ii) the Bank shall cease to be under any obligation to comply with any term, provision or condition set forth in Article VI and Article XII with respect to Notes, and any omission to comply with such term, provision or condition shall not constitute a Default or an Event of Default under the Indenture with respect to such Notes, in each case, at any time after the applicable conditions set forth below have been satisfied: (1) Bank shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) that through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one Business Day before the due date of any payment, money in an amount or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay 19 and discharge each installment of principal of and (premium, if any) and interest on, the outstanding Notes on the dates such installments of interest or principal and premium are due; (2) if the Notes are then listed on any “national securities exchange” as such term is defined in the Securities Exchange Act of 1934, as amended, the Bank shall have delivered to the Trustee an Opinion of Counsel to the effect that the Bank’s exercise of its option under this Section would not cause such Notes to be delisted; (3) no Default or event (including such deposit) that, with notice or lapse of time, or both, would become a Default with respect to the Notes shall have occurred and be continuing on the date of such deposit; (4) the Bank shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Notes will not recognize income, gain or loss for Federal income tax purposes as a result of the Bank’s exercise of its option under this Section and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option had not been exercised and accompanied by a ruling to that effect received from or published by the Internal Revenue Service; and (5) the Bank shall have delivered to the Trustee (A) an Officer’s Certificate and an Opinion of Counsel, each stating that (i) all conditions precedent to the defeasance under the Indenture, including Section 4.02 have been complied with and (ii) the proposed defeasance is authorized and permitted under this Indenture and any applicable supplemental indenture, and (B) an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (1) above and the related exercise of the Bank’s option under this Section 4.02, registration is not required under the Investment Company Act of 1940, as amended, by the Bank with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under the Investment Company Act of 1940, as amended, have been effected. Section 4.03. Deposited Moneys to be held in Trust by Trustee. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to this Article shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Bank acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Notes, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law. The Bank shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to this Article or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Notes. Section 4.04. Repayment to Bank. In connection with the satisfaction and discharge of this Indenture with respect to securities of any series all moneys with respect to the Notes then held by any paying agent under the provisions of this Indenture shall, upon demand of the Bank, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys. The Trustee and any Paying Agent shall promptly pay or return to the Bank upon Bank request any moneys or U.S. Government Obligations held by them at any time which, in the opinion of a nationally recognized firm of independent public accountants as set forth in a written certification thereof delivered to the Trustee, are in excess of the amount which would then be required to be deposited to effect a defeasance in accordance with this Article. Section 4.05. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of (and premium, if any) or interest on any Notes and not applied but remaining unclaimed for three years after the date upon which such principal (and premium, if any) or interest shall have become due and payable, shall at the written direction of the Bank received by a Responsible Officer of the Trustee be repaid to the Bank by the Trustee or such paying agent on demand, and the Holder of such Note shall thereafter look only to the Bank for any payment which such Holder may be entitled to collect and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

20 Section 4.06. Subordination Provisions Inapplicable. Notwithstanding anything contained herein by the contrary, any money that shall have been deposited by the Bank with the Trustee pursuant to this Article shall not be subject to the provisions of Article VII of this Indenture respecting subordination of the Notes. ARTICLE V COVENANTS Section 5.01. Payment of Principal, Premium and Interest. The Bank will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on each of the Notes at the place, at the respective times and in the manner provided in the terms of the Notes and in this Indenture. Section 5.02. Offices for Notices and Payments, etc. As long as any of the Notes remain outstanding, the Bank will designate and maintain, an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided, an office or agency where notices and demands to or upon the Bank in respect of the Notes or of this Indenture may be served, and an office or agency where the Notes may be presented for payment. The Bank will give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Bank shall fail to maintain any such office or agency, or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the Corporate Trust Office of the Trustee. The Bank hereby initially designates the office of U.S. Bank Trust Company, National Association, 1255 Corporate Drive, 6th Floor, Irving, TX 75038, as the office where the Notes may be presented for payment, for registration of transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Bank in respect of the Notes or of this Indenture may be served. Section 5.03. Provisions as to Paying Agent. (a) Whenever the Bank shall appoint a paying agent other than the Trustee with respect to the Notes, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section, (i) that it will hold sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Notes (whether such sums have been paid to it by the Bank or by any other obligor on the Notes) in trust for the benefit of the Holders of the Notes entitled thereto and will notify the Trustee of the receipt of sums to be so held, and (ii) that it will give the Trustee notice of any failure by the Bank (or by any other obligor on the Notes) to make any payment of the principal of (or premium, if any) or interest on the Notes when the same shall be due and payable. (b) If the Bank shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any) or interest on the Notes set aside, segregate and hold in trust for the benefit of the Holders of the Notes entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due. The Bank will promptly notify the Trustee of any failure to take such action. (c) Anything in this Section to the contrary notwithstanding, the Bank may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Notes hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it or any paying agent hereunder as required by this Section, such sums to be held by the Trustee upon the trusts herein contained. (d) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Article IV. (e) The Trustee is hereby appointed as the initial Paying Agent. Section 5.04. Certificate to Trustee. The Bank shall deliver to the Trustee, as soon as possible and in any event within five days after the Bank becomes aware of the occurrence of an Event of Default or an event 21 which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers’ Certificate setting forth the details of such Event of Default and the action which the Bank proposes to take with respect thereto. ARTICLE VI CONSOLIDATION, MERGER, SALE OR CONVEYANCE Section 6.01. Bank May Consolidate, Etc., on Certain Terms. The Bank covenants that it will not merge or consolidate with any other entity or sell or convey all or substantially all of its assets to any Person, firm, corporation or entity unless (i) either the Bank shall be the continuing entity, or the successor entity (if other than the Bank) shall be a entity organized and existing under the laws of the United States of America or a state thereof and such entity shall expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Bank by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such entity, and (ii) the Bank or such successor entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition. Section 6.02. Notes to be Secured in Certain Events. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for the Bank, with the same effect as if it had been named herein as the party of the first part. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of BOKF, NA, any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Bank and delivered to the Trustee, and upon the order of such successor entity, instead of the Bank, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Bank to the Trustee for authentication, and any Notes which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate. Section 6.03. Opinion of Counsel to be given Trustee. The Trustee, subject to the provisions of Article XI, shall be given an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article. ARTICLE VII SUBORDINATION Section 7.01. Notes Subordinated. The Bank, for itself, its successors and assigns, covenants and agrees, and each Holder likewise covenants and agrees by his or her acceptance thereof, that the obligation of the Bank to make any payment on account of the principal of (and premium, if any) and interest on the Notes shall be subordinate and junior in right of payment to the Bank’s obligations to its depositors, including uninsured depositors, and to the holders of Senior Indebtedness, whether now outstanding or hereafter incurred. In the case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or dissolution or winding-up of or relating to the Bank as a whole, whether voluntary or involuntary, all obligations of the Bank to the Trustee pursuant to Article XI and to holders of Senior Indebtedness shall be entitled to be paid in full before any payment, whether in cash, property or otherwise, shall be made on any account of the principal of, premium, if any, or interest on the Notes. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders, together with the holders of Indebtedness Ranking on a Parity with the Notes, shall be entitled ratably to be paid from the remaining assets of the Bank the amounts at the time due and owing on account of unpaid principal of, premium, if any, and interest, if any, on the Notes before any payment or other distribution, 22 whether in cash, property or otherwise, shall be made on account of any Indebtedness Ranking Junior to the Notes or any capital stock. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Bank of any kind or character, whether in cash, property or securities (other than securities of the Bank or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Notes, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Bank being subordinated to the payment of the Notes, shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full, such payment or distribution shall be held (in trust if received by such Holders) for the benefit of and shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness. The Holders of Notes and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Notes, by their acceptance thereof, will be deemed to have irrevocably waived any rights they may have to counterclaim, set off or recoup amounts they owe to the Bank or its Affiliates (each, an “Obligee”) against, or otherwise reduce such amounts by, amounts owed to such Holders or the Trustee by the Bank under the Indenture or to institute proceedings to give effect to or otherwise enforce any such rights. To the extent that any such counterclaim, setoff or recoupment takes place, whether by operation of law or otherwise, the Holder benefiting from such counterclaim, setoff or recoupment shall immediately transfer an amount equal to such counterclaim, setoff or recoupment to the Obligee or, in the event of the Obligee’s winding up or administration (as the case may be), to the liquidator or the administrator (or other relevant insolvency official) of the Obligee. The Bank shall give prompt written notice to the Trustee of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up or relating to the Bank as a whole, whether voluntary or involuntary, or of any default with respect to any Senior Indebtedness that would prevent the Trustee from making any payment in respect of the Notes under this Section. The Trustee, subject to the provisions of Article XI, shall be entitled to assume that, and may act as if, no such event has occurred unless a Responsible Officer of the Trustee assigned to the Corporate Trust Office has received at the Corporate Trust Office of the Trustee from the Bank or any one or more holders of Senior Indebtedness or any trustee therefor (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee) written notice thereof. Upon any distribution of assets of the Bank referred to in this Article 7, the Trustee and Holders shall be entitled to rely conclusively upon a certificate of the liquidating trustee or agent, or any order or decree entered by a court of competent jurisdiction, or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, and the Trustee, subject to the provisions of Article XI, and the Holders of the Notes shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Bank, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent to this Article 7. In the absence of any such liquidating trustee, agent or other Person, the Trustee, subject to Article XI, shall be entitled to rely conclusively upon a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in its discretion, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section 7.01, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section 7.01, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. 23 Section 7.02. Obligation of the Bank Unconditional and Payment Permitted if no Default. Subject to the provisions of this Article 7 and the terms of the Notes, nothing contained in this Article 7 or elsewhere in this Indenture is intended to or shall impair, as between the Bank and the Holders, the obligation of the Bank, which is absolute and unconditional, to pay to such Holders the principal of (and premium, if any) and interest on the Notes when, where and as the same shall become due and payable, all in accordance with the terms of the Notes, or is intended to or shall affect the relative rights of such Holders and creditors of the Bank other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of the Notes from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 7 of the holders of Senior Indebtedness in respect of cash, property or securities of the Bank received upon the exercise of any such remedy. Section 7.03. Limitations on Duties to Holders of Senior Indebtedness. In the event and during the continuation of any default in the payment of principal of, premium, if any, or interest on any Senior Indebtedness beyond any applicable grace period, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal of, premium, if any, or interest on the Notes, or in respect of any redemption, exchange, retirement, purchase or other acquisition of any of the Notes, shall be made by the Bank. Section 7.04. Notice to Trustee of Facts Prohibiting Payments. Notwithstanding any of the provisions of this Article 7 or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of funds to or by the Trustee unless and until a Responsible Officer of the Trustee assigned to its Corporate Trust Division shall have received at the Corporate Trust Office written notice thereof from the Bank or from one or more holders of Senior Indebtedness or from any trustee therefor who shall have been certified by the Bank or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee; and, prior to the receipt of such written notice, the Trustee, subject to the provisions of Article XI, shall be entitled in all respects to assume that no such facts exist; provided that if prior to the fifth business day preceding the date upon which by the terms hereof any such funds may become payable, or if prior to the third business day preceding the date of the execution of instruments acknowledging satisfaction and discharge of this Indenture, the Trustee shall not have received with respect to such funds the notice provided for in this Section 7.04, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and/or apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it on or after such date; provided no such application shall affect the obligations under this Article 7 of the Persons receiving such moneys from the Trustee. Section 7.05. Application by Trustee of Moneys Deposited With It. Anything in this Indenture to the contrary notwithstanding, any deposit of a sum by the Bank with the Trustee or any agent (whether or not in trust) for any payment of the principal of (and premium, if any) or interest on any Notes shall, except as provided in Section 7.04, is subject to the provisions of Section 7.01. Section 7.06. Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Bank applicable to such Senior Indebtedness until the Notes shall be paid in full, and none of the payments or distributions to the holders of such Senior Indebtedness to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article 7 or of payments over, pursuant to the provisions of this Article 7, to the holders of such Senior Indebtedness by the Holders of such Notes or the Trustee shall, as among the Bank, its creditors other than the holders of such Senior Indebtedness, and the Holders of such Notes, be deemed to be a payment by the Bank to or on account of such Senior Indebtedness; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of such Notes, on one hand, and the holders of the Senior Indebtedness, on the other hand. Section 7.07. Subordination Rights Not Impaired by Acts or Omissions of Bank or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Bank or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Bank with

24 the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee and without affecting the obligations of the Bank, the Trustee or the Holders under this Article 7. Section 7.08. Authorization of Trustee to Effectuate Subordination of Notes. Each Holder of a Note, by his or her acceptance thereof, authorizes and expressly directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders and the holders of Senior Indebtedness, the subordination provided in this Article 7. If, in the event of any proceeding or other action relating to the Bank referred to in the second paragraph of Section 7.01, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the Holders prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders. Section 7.09. Right of Trustee to Hold Senior Indebtedness. The Trustee shall be entitled to all of the rights set forth in this Article 7 in respect of any Senior Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Section 7.10. Not to Prevent Defaults (Including Events of Default). The failure to make a payment pursuant to the terms of the Notes by reason of any provision in this Article 7 shall not be construed as preventing the occurrence of a Default (including an Event of Default, if any). Section 7.11. Trustee’s Rights to Compensation, Reimbursement of Expenses and Indemnification. The Trustee’s rights to compensation, reimbursement of expenses and indemnification under Article XI are not subordinated to the payment of Senior Indebtedness. Section 7.12. Article Applicable to Paying Agents. The term “Trustee” as used in this Article 7 shall (unless the context shall otherwise require) be construed as extending to and including each Paying Agent, Authenticating Agent and Registrar appointed by the Bank or the Trustee, as the case may be, and acting hereunder within its meaning as fully for all intents and purposes as if such Paying Agent or Registrar were named in this Article 7 in addition to the Trustee; provided that Section 7.04 and Section 7.09 shall not apply to the Bank or any Affiliate of the Bank if the Bank or such Affiliate acts as Paying Agent or Registrar. Section 7.13. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Bank or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee. ARTICLE VIII SINKING FUNDS Section 8.01. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund or a compensating balance or any other funds or assets subject to a legal right of offset. ARTICLE IX REMEDIES Section 9.01. Events of Default and Defaults. 25 (a) “Event of Default,” wherever used in this Indenture with respect to Notes, means (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) the entry of a decree or order by a court having jurisdiction or other governmental agency or body for, or consent by the Bank to, the appointment of a receiver, liquidator, trustee or similar official (except for the appointment of a conservator) in any receivership, liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of its property, or ordering the winding-up or liquidation of its affairs under any such law and, in the case of a decree or order, the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days. (b) “Default,” wherever used in this Indenture with respect to Notes, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (i) default in the payment of any interest on any Note when such interest becomes due and payable, and continuance of such default for a period of 30 days; (ii) default in the payment of the principal of or premium, if any, on any Note as and when the same shall become due and payable either at Maturity or otherwise; or (iii) default in the performance, or breach, of any covenant or warranty of the Bank in respect of the Notes (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section 9.01 specifically dealt with), and continuance of such default or breach (without such default or breach having been waived in accordance with the provisions of this Indenture) for a period of 30 days after there has been given to the Bank by the Trustee or to the Bank and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder. Section 9.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to the Notes occurs and is continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes may declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Bank (and to the Trustee if given by Holders), and upon any such declaration and the Bank’s receipt of any required prior OCC approval, such principal or such lesser amount, as the case may be, shall become immediately due and payable. There shall be no rights of acceleration other than as described in the preceding sentence. At any time after such a declaration of acceleration with respect the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article IX, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Bank and the Trustee, may rescind and annul such declaration and its consequences if: (a) the Bank has paid or deposited with the Trustee a sum sufficient to pay (1) all overdue interest on all Notes that have become due other than by such declaration of acceleration, (2) the principal of (and premium, if any, on) any Notes which have become due other than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Notes, (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Notes and (4) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (b) all Events of Default or Defaults with respect to the Notes other than the nonpayment of the principal of, or any premium and interest on, the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided for in Section 9.13. No such rescission shall affect any subsequent default or impair any right consequent thereon. 26 If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Bank and the Trustee shall be restored, respectively, to their several positions and rights hereunder, and all rights, remedies and powers of the Bank and the Trustee shall continue as though no such proceedings had been taken. Section 9.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Bank covenants that if default is made in the payment of any interest on the Notes when such interest becomes due and payable and such default continues for a period of 30 days, or default is made in the payment of the principal of or premium, if any, on the Notes, whether upon Maturity or otherwise, then the Bank will, upon demand of the Trustee, pay to it, for the benefit of the Holders, the whole amount then due and payable on Notes for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and to the extent that payment of such interest is lawful, upon overdue installments of interest, at the rate or rates prescribed therefor by the terms of the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and amounts due pursuant to Section 11.07, its agents and counsel. If the Bank fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Bank or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Bank or any other obligor upon the Notes, wherever situated. If an Event of Default or a Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. Section 9.04. Trustee May File Proof of Claim. (a) In case of any judicial proceeding relative to the Bank (or any other obligor upon the Notes), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized, (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes, of principal, premium, if any, and interest owing and unpaid in respect of such Notes and to file such other papers or documents as may be necessary or advisable in order to have the claim of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Notes allowed in such judicial proceeding, and (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, fees, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder. To the extent that such payment of compensation, reasonable expenses, fees, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in an insolvency or similar proceeding or similar official and be a member of a creditors’ or other similar committee. 27 Section 9.05. Trustee May Enforce Claims Without Possession of Notes. The Trustee may pursue any remedy available hereunder or under applicable law in connection herewith, and all rights of action and claims under this Indenture or under the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders in respect of which such action was taken, and it shall not be necessary to make any Holder party to any such proceedings. Section 9.06. Application of Money Collected. Subject to the provisions of Article VII, any money collected by the Trustee pursuant to this Article IX with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid: FIRST: To the payment of all amounts due the Trustee (acting in any capacity, including its agents and counsel) hereunder. SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and any premium and interest, respectively. THIRD: The balance, if any, to the Bank, or as a court of competent jurisdiction may direct. Section 9.07. Limitation on Suits. No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless: (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to the Notes; (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder and have offered to the Trustee indemnity satisfactory to the Trustee in its discretion against the costs, fees, damages, losses, claims, expenses (including but not limited to reasonable attorneys’ fees and expenses) and liabilities which might be incurred in compliance with such request; (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and (d) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. Section 9.08. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision of this Indenture, a Holder shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 2.07) interest on such Note on the Stated Maturity expressed in such Note (or, in the case of redemption, on the Redemption Date) at the

28 respective places, at the respective times, such Note in accordance with its terms to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. Section 9.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Bank, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted. Section 9.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.06, no right or remedy herein conferred upon or reserved to the Trustee or to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 9.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default or Default. Every right and remedy given by this Article IX or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be. Section 9.12. Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture, with respect to the Notes, provided that (a) such direction shall not be in conflict with any statute or rule of law or with this Indenture or with the Notes; (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; (c) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceedings so directed would expose the Trustee to personal liability or financial risk, or would be unduly prejudicial to the Holders not joining in such direction (it being understood that the Trustee does not have an affirmative duty to determine whether any direction is prejudicial to any Holder); and (d) the Trustee is under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of the Holders unless such Holders have offered to the Trustee indemnity and/or security satisfactory to it in its discretion against any losses, fees, costs, damages, claims, liability or expenses (including reasonable attorneys’ fees and expenses) that may arise from the Trustee’s following such request or direction. Section 9.13. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may on behalf of all Holders waive any past default hereunder with respect to the Notes and its consequences, except a default (a) in the payment of the principal of or any premium or interest on any Note (except nonpayment of principal, premium, if any, or interest on the Notes that became due solely because of the acceleration of the Notes, in the context of a rescission and annulment of an acceleration of the Notes as permitted by Section 9.02), or (b) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note affected. 29 Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising from such default shall be deemed to have been cured for every purpose in respect of the Notes under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Section 9.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant. This Section 9.14 shall not apply to any suit instituted by the Bank, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest of any Note on or after the Stated Maturity expressed in such Note (or, in the case of redemption, on or after the Redemption Date). Section 9.15. Waiver of Usury, Stay or Extension Laws. The Bank (i) covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture and (ii) expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any right, remedy, or power herein granted to the Trustee, but will suffer and permit the execution of every such right, remedy and/or power as though no such law had been enacted. ARTICLE X SUPPLEMENTAL INDENTURES Section 10.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holder, the Bank, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes: (a) to evidence the succession of another Person to the Bank and the assumption by any such successor of the covenants and obligations of the Bank herein and in the Notes; (b) to add to the covenants of the Bank for the benefit of the Holders or to surrender any right or power herein conferred upon the Bank in a manner not adverse to the Holders; (c) to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the rights of any Holder in any material respect; (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit the issuance of Notes in uncertificated or global form; (e) to establish the forms and terms of any Additional Notes, which shall have terms substantially identical in all material respects to the Initial Notes, and which shall be treated, together with any outstanding Initial Notes, as a single issue of securities; (f) to cure any ambiguity, omission, mistake, defect or inconsistency; provided that such action shall not adversely affect the Holders in any material respect; (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 11.10; (h) to add any additional Events of Default or Defaults; and 30 (i) to conform the text of this Indenture or the Notes to any provision of the “Description of Notes” in the Offering Circular to the extent that such provision in this Indenture or the Notes was intended by the Bank to be a verbatim recitation of a provision in the “Description of Notes” in the Offering Circular, as stated in an Officer’s Certificate. The Trustee is hereby authorized to join with the Bank in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties, privileges, limitations of liability, protections, indemnities or immunities under this Indenture or otherwise. Section 10.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Bank and the Trustee, the Bank, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of the Notes or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby, (a) change the Stated Maturity of the Notes or extend the time for payment of interest on the Notes; (b) reduce the principal amount of, or the premium, if any, or the interest on the Notes; (c) change the place or places where, or the currency in which, the notes or any premium or interest is payable; (d) impairs the right of the Holder to receive any payment on or with respect to the Notes or institute suit for the enforcement of any payment on or with respect to the Notes; (e) reduce the percentage in principal amount of Outstanding Notes necessary to consent to an amendment of this Indenture or the percentage in principal amount of Outstanding Notes necessary to waive compliance with the conditions and covenants and Defaults under this Indenture; or (f) make any change in the amendment provisions or in the waiver provisions which requires each Holder’s consent. It shall not be necessary for any Act of Holders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Section 10.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 11.01) shall be fully protected in relying upon, an Opinion of Counsel and Officer’s Certificate complying with Section 1.05, stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and, with respect to the Opinion of Counsel, that such supplemental indenture will constitute the valid and legally binding obligation of the Bank, enforceable in accordance with its terms, subject, as to enforcement, to insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties, privileges, limitations of liability, protections, indemnities or immunities under this Indenture or otherwise. Section 10.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article X, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, privileges, limitations of liability, protections, indemnities, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee for the Notes, the Bank and the Holders affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture 31 shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Notes. Section 10.05. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Bank shall so determine, new Notes so modified as to conform, in the opinion of the Bank, to any such supplemental indenture may be prepared and executed by the Bank, and authenticated and delivered by the Trustee in exchange for Outstanding Notes. Section 10.06. Subordination Unimpaired. No supplemental indenture entered into under this Article X shall modify, directly or indirectly, the provisions of Article VII or the definition of Senior Indebtedness in Section 1.01 in any manner that might alter or impair the subordination of the Notes with respect to Senior Indebtedness then outstanding, unless each holder of such Senior Indebtedness has consented thereto in writing. ARTICLE XI THE TRUSTEE Section 11.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default or Default, (i) the Trustee need perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall review the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). (b) In case an Event of Default or Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order, except that (i) this Subsection shall not be construed to limit the effect of Section 11.01(a); (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved in a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts; (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes determined as provided in Sections 1.07 and 9.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights, duties, or powers.

32 (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article XI. (e) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder. Section 11.02. Notice of Defaults. If a Default or Event of Default occurs and is continuing with respect to the Notes and if it is known to the Trustee as described in Section 11.03(j), within 90 days after the occurrence of any such Default or Event of Default hereunder and after it is known to the Trustee as described in Section 11.03(j), the Trustee shall transmit notice of such default hereunder known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or premium, if any, or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders; and provided, further, that in the case of any Default of the character specified in Section 9.01(b)(iii), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. Section 11.03. Certain Rights of Trustee. Except as otherwise provided in Section 11.01: (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties; (b) any request or direction of the Bank mentioned herein shall be sufficiently evidenced by a Bank Request or Bank Order (in each case, other than delivery of any Note to the Trustee for authentication and delivery pursuant to Section 2.02 which shall be sufficiently evidenced as provided therein), and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may conclusively rely upon an Officer’s Certificate or an Opinion of Counsel or both; (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in reliance thereon; (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation thereto at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it in its discretion against the costs, fees, damages, losses, claims, expenses (including but not limited to reasonable attorneys’ fees and expenses) and liabilities which might be incurred by it in compliance with such request or direction; (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form), but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Bank, personally or by agent or attorney, at the expense of the Bank; (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; 33 (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; (i) before the Trustee acts or refrains from acting, it may require an Officer’s Certificate and/or an Opinion of Counsel conforming to Section 1.03 or both, and the Trustee will not be liable for any action it takes or omits to take in reliance on the certificate or opinion; (j) the Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default (and shall not be required to take any action related to any Default or Event of Default) unless a Responsible Officer of the Trustee shall have received written notice at its Corporate Trust Office from the Bank or by the Holders of at least 25% in the aggregate principal amount of the Outstanding Notes referencing the Notes and this Indenture. In the absence of receipt of such notice by a Responsible Officer of the Trustee, the Trustee may conclusively assume that there is no Event of Default; (k) in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; (l) the rights, privileges, protections, immunities, limitations of liability and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder (including, but not limited to in its capacity as Paying Agent or Registrar) and each of the Trustee’s officers, directors, agents and employees; and (m) the Trustee may request that the Bank deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture. (n) The permissive right of the Trustee to take the actions permitted by this Indenture shall not be construed as an obligation or duty to do so. (o) The transferor of any Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Internal Revenue Code. The Trustee may conclusively rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a certificated Note for a Global Note, the Bank or DTC shall be required to provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Internal Revenue Code. The Trustee may conclusively rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. (p) In addition to all of the rights, benefits, privileges and immunities granted to the Trustee hereunder, and notwithstanding that this Indenture is not qualified under the Trust Indenture Act, all of the rights, benefits, privileges and immunities granted to a trustee under the Trust Indenture Act are incorporated herein. Section 11.04. Not Responsible for Issuance of Notes. The Trustee makes no representations as to the validity, enforceability, or sufficiency of this Indenture or of the Notes except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, subject to the terms hereof, and (upon receipt of a Bank Order) authenticate the Notes and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Bank of Notes or the proceeds thereof, or any money paid to the Bank or upon the Bank’s direction under any provision of this Indenture, and it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or in the Notes or any other documents in connection with the sale of the Notes other than its authentication. The recitals and statements contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the recitals and statements of the Bank, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee shall have no duty to monitor or investigate the Bank’s compliance with or the breach of, or cause to be performed or observed, any representation, warranty or covenant, or agreement of any Person other than the Trustee, made in this Indenture. 34 Section 11.05. May Hold Notes. The Trustee, any Paying Agent, any Note Registrar or any other agent of the Bank, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Section 11.08, may otherwise deal with the Bank with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent. Section 11.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Bank. Section 11.07. Compensation and Reimbursement. The Bank agrees: (a) to pay to the Trustee (acting in any capacity) from time to time such compensation as shall be agreed to in writing between the Bank and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) except as expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, fees and the expenses and disbursements of its agents and counsel); and (c) to indemnify the Trustee and any predecessor Trustee (acting in any capacity) for, and to hold it harmless against, any cost of defense, loss, liability, claim, damage or reasonable expense incurred without negligence or willful misconduct on its part, as determined by a court of competent jurisdiction in a final, non- appealable order, arising out of or in connection with its execution and administration of this agreement and the acceptance and administration of the trust or trusts hereunder, including the reasonable costs and expenses (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ) of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Bank under this Section 11.07 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be a senior claim and lien to that of the Notes upon all property and funds held or collected by the Trustee as such, and the Notes are hereby subordinated to such senior claim. This indemnification shall apply to officers, directors, employees, shareholders, attorneys and agents of the Trustee. When the Trustee incurs expenses or renders services in connection with an Event of Default specified by Section 9.01(a) the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state insolvency or other similar law and the Trustee shall have a right of payment prior to the payment of principal, interest and premium, if any, on the Notes hereunder for any amounts owing to the Trustee hereunder. The provisions of this Section 11.07 shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and the termination of this Indenture. Section 11.08. Conflicting Interests. If the Trustee has or shall acquire a conflicting interest, the Trustee shall either eliminate such interest or resign. Section 11.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article XI shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 11.10. (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Bank. If the instrument of acceptance by a successor Trustee required by Section 11.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes. 35 (c) The Trustee may be removed at any time with respect to the Notes by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Bank. (d) If at any time: (i) the Trustee shall fail to comply with the obligations imposed on it with respect to Notes after written request therefor by the Bank or by any Holder who has been a bona fide Holder for at least six months, or (ii) the Trustee shall cease to be eligible under Error! Reference source not found. and shall fail to resign after written request therefor by the Bank or by any such Holder, or (iii) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Bank by a Board Resolution may remove the Trustee with respect to all Notes, or subject to Section 9.14, any Holder who has been a bona fide Holder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees. (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Bank, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes and shall comply with the applicable requirements of Section 11.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Bank and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 11.10, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the Bank. If no successor Trustee with respect to the Notes shall have been so appointed by the Bank and accepted such appointment within 30 days of the mailing of such notice of resignation, any Holder who has been a bona fide Holder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes. (f) The Bank shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes to all Holders in the manner provided in Section 1.11. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office. Section 11.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Bank and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all Notes as to which it is thereby resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, privileges, powers, trusts and duties of the resigning Trustee with respect to all such Notes; but, on request of the Bank or such successor Trustee, such resigning Trustee shall, upon payment of the resigning Trustee’s fees, costs, expenses (including reasonable attorneys’ fees and expenses), and all other amounts payable to it hereunder, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee with respect to all such Notes, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all such Notes, subject nevertheless to its lien, if any, provided for in Section 11.07. Upon reasonable request of any such successor Trustee, the Bank shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, privileges, powers and trusts. No successor Trustee with respect to the Notes shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such Notes under this Article XI.

36 No retiring or removed Trustee shall have any liability or responsibility for the action or inaction of any successor Trustee. Section 11.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation, national banking association or other entity into which the Trustee may be merged, converted or sold, or with which it may be consolidated, or any corporation resulting from any merger, conversion, sale or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all the corporate trust business or assets of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article XI without the execution or filing of any paper or any further act on the part of any of the parties hereto. If any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. If any Notes shall not have been authenticated by such predecessor Trustee, then any such successor Trustee may authenticate and deliver such Notes in either its own name or that of its predecessor Trustee. ARTICLE XII HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND BANK Section 12.01. Bank to Furnish Trustee Names and Addresses of Holders. The Bank covenants and agrees that it will furnish or cause to be furnished to the Trustee at such times as the Trustee may request in writing, within thirty days after receipt by the Bank of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders specified by the Trustee as of a date not more than fifteen days prior to the time such information is furnished; provided, however, that if and so long as the Trustee shall be the Registrar, such list shall not be required to be furnished. Section 12.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of the Notes contained in the most recent list furnished to it as provided in Section 12.01 or received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 12.01 upon receipt of a new list so furnished. (b) In case three or more Holders (hereinafter referred to as “applicants”) apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and it is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either: (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such securityholders the form of proxy or other communication, if any, specified in such application. If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, deliver to each securityholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be delivered and of payment, or provision for the payment, of the reasonable expenses of mailing, if applicable, unless within five days after such tender, the Trustee shall deliver to such applicants a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for 37 a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall deliver copies of such material to all such securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application. (c) Each and every Holder, by receiving and holding the same, agrees with the Bank and the Trustee that neither the Bank nor the Trustee nor any agent of the Bank or of the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of the Notes in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b). Section 12.03. Reports by the Bank. The Bank covenants: (a) to file with the Trustee within fifteen days after the Parent is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Parent may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Bank is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and (b) to furnish to the Holders of Notes and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended, for so long as any of the Notes remain outstanding during any period when it is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, or otherwise permitted to furnish the Securities and Exchange Commission with certain information pursuant to Rule 12g3-2(b) of the Securities Exchange Act of 1934. (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Bank’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates). (d) The Bank’s obligations to deliver the information and reports referred to herein shall be satisfied by Parent having filed the same with the Commission. ARTICLE XIII MEETINGS OF HOLDERS Section 13.01. Purposes of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article XIII for any of the following purposes: (a) to give any notice to the Bank or the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article IX; (b) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article XI; 38 (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law. Section 13.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 13.01 to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders in the manner and to the extent provided in Section 1.11. Section 13.03. Call of Meetings by Bank or Holders. In case at any time the Bank, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Notes, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 30 days after receipt of such request, then the Bank or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 13.01 by giving notice thereof as provided in Section 13.02. Section 13.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders, a person shall be (i) a Holder of one or more Notes or (ii) a person appointed by an instrument in writing as proxy by such Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Bank and their counsel. Section 13.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting unless the meeting shall have been called by the Bank or by Holders as provided in Section 13.03, in which case the Bank or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting. At any meeting, each Holder shall be entitled to one vote per $1,000 principal amount of Notes held or represented by it; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing aforesaid duly designating it as the Person to vote on behalf of other Holders. At any meeting of Holders, the presence of Persons holding or representing Notes with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in aggregate principal amount of such Notes represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of the Holders with respect to which a meeting was duly called pursuant to the provisions of Section 13.02 or Section 13.03 may be adjourned from time to time by a majority of such Holders present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice. Section 13.06. Voting. The vote upon any resolution submitted to any meeting of the Holders shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast 39 at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 13.02. The record shall show the serial numbers of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Bank and the other to the Trustee to be preserved by the Trustee. Any record so signed and verified shall be conclusive evidence of the matters therein stated. Section 13.07. No Delay of Rights by Meeting. Nothing contained in this Article XIII shall be deemed or construed to authorize or permit by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes. ARTICLE XIV IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS Section 14.01. Exemption from Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Note, or for any claim based thereon otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Bank or the Trustee or of any predecessor or successor corporation, either directly or through the Bank or the Trustee, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood and agreed that this Indenture and the obligations issued hereunder are solely corporate obligations of the Bank and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Bank or the Trustee or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied therefrom, and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution and delivery of this Indenture and the issue of such Notes. U.S. Bank Trust Company, National Association is acting under this Indenture solely as Trustee and not individually and recourse against it as Trustee for the obligations of the Bank hereunder shall be limited solely to the assets held by it (if any) solely in its representative capacity as Trustee. [Signature pages follow]

Exhibit A THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. THIS OBLIGATION IS SUBORDINATED TO CLAIMS OF DEPOSITORS AND GENERAL CREDITORS, IS UNSECURED, AND IS INELIGIBLE AS COLLATERAL FOR A LOAN BY BOKF, NA. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BOKF, NA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THE INSTRUMENT EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PART 16 OF THE REGULATIONS OF THE OFFICE OF THE COMPTROLLER OF THE CURRENCY OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE INSTRUMENT EVIDENCED HEREBY IS OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS AS DEFINED IN RULE 501 UNDER THE SECURITIES ACT AND EACH PURCHASER OF A BENEFICIAL INTEREST IN THE INSTRUMENT EVIDENCED HEREBY WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED TO BOKF, NA THAT IT IS AN ACCREDITED INVESTOR AND THAT IT IS PURCHASING SUCH INTEREST FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER ACCREDITED INVESTOR. THIS NOTE IS SOLD IN MINIMUM DENOMINATIONS OF $250,000 AND CANNOT BE EXCHANGED FOR NOTES IN SMALLER DENOMINATIONS. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE IS REQUIRED TO HOLD A BENEFICIAL INTEREST OF A PRINCIPAL AMOUNT OF THIS NOTE EQUAL TO $250,000 AT ALL TIMES. No. [_____] CUSIP No.: 05572Y HP0 ISIN No.: US05572YHP07 6.108% Fixed-Rate Reset Subordinated Note due 2040 BOKF, NA promises to pay to Cede & Co. or registered assigns, the principal sum of [__________] MILLION DOLLARS ($[_____],000,000) on November 6, 2040. Interest Payment Dates: May 6 and November 6 (or, if any such day is not a Business Day (as defined on the reverse side of this note), the next succeeding Business Day), beginning on May 6, 2026. Record Dates: The calendar day that is 15 calendar days prior to each Interest Payment Date (as defined on the reverse side of this note). Dated: November 6, 2025 [ADDITIONAL PROVISIONS OF THIS NOTE ARE SET FORTH ON THE REVERSE SIDE OF THIS NOTE] WITNESS THE SEAL OF THE BANK AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS. BOKF, NA By: Name: Title: By: Name: Title: Dated: November 6, 2025 [Signature Page to Subordinated Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION THIS IS ONE OF THE NOTES REFERRED TO IN THE WITHIN-MENTIONED INDENTURE. U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE By: Authorized Signatory Dated: November 6, 2025 [Signature Page to Subordinated Note] [REVERSE SIDE OF NOTE] 6.108% Fixed-Rate Reset Subordinated Note due 2040 Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated. BOKF, NA, a national association organized under the laws of the United States (hereinafter called the “Bank”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [__________] MILLION DOLLARS ($[_____],000,000) at the office or agency of the Bank for such purpose on November 6, 2040 (the “Maturity Date”), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum (a) from, and including, November 6, 2025, to, but excluding, November 6, 2035 (the “Reset Date”), at a rate of 6.108% per annum (the “Initial Fixed Rate”) and (b) from, and including, the Reset Date to, but excluding, the Maturity Date, at a rate per annum equal to the Five-Year U.S. Treasury Rate (as defined below) as of the day falling two Business Days prior to the Reset Date (the “Reset Determination Date”), plus 2.00% (the “Spread”), as determined by the Calculation Agent (as defined below) in the manner described herein, in each case at the office or agency of the Bank for such purpose, in like coin or currency on May 6 and November 6 (each, an “Interest Payment Date”) of each year, beginning on May 6, 2026. Such interest will accrue from, and including, November 6, 2025, to, but excluding, the first Interest Payment Date and then from, and including, the immediately preceding Interest Payment Date (whether or not such Interest Payment Date was a Business Day (as defined below)) for which interest had been paid or duly provided for to, but excluding, the next Interest Payment Date, Redemption Date or the Maturity Date, as the case may be. The first payment to be made on May 6, 2026, is in respect of the period from, and including, November 6, 2025, to, but excluding, May 6, 2026. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this 6.108% Subordinated Note (as defined below) is registered at the close of business on the fifteenth (15th) calendar day prior to such Interest Payment Date, whether or not such day is a Business Day. At the option of the Bank, interest may be paid by check to the registered holder hereof entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered holder hereof or other person entitled thereto against surrender of this 6.108% Subordinated Note. The Bank is prohibited from prepaying the 6.108% Subordinated Notes (including payment pursuant to an acceleration clause, redemption prior to maturity, repurchase, or exercising a call option) without prior approval from the Office of the Comptroller of the Currency (the “OCC”). The holder of this 6.108% Subordinated Note may not accelerate payment of principal or interest on this 6.108% Subordinated Note except in the event of receivership, insolvency, liquidation, or similar proceeding of the Bank. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, then payment of any interest, principal or premium payable on such date will be postponed to the next succeeding Business Day, with the same force and effect as if made on the date such payment was due, and no interest or other payment will accrue as a result of such delay. The interest rate for the 6.108% Subordinated Notes following the Reset Date will be determined by the Calculation Agent as of the Reset Determination Date. Promptly upon such determination, the Calculation Agent will notify the Bank of such interest rate for the 6.108% Subordinated Notes. The Bank will then promptly notify the Trustee in writing of such interest rate. The Calculation Agent’s determination of the interest rate will be final and binding in the absence of manifest error. R-1 “Business Day” is any day which is not a Saturday or Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close. “Calculation Agent” means the firm appointed by the Bank prior to the Reset Determination Date. The Bank or an affiliate of the Bank may assume the duties of the Calculation Agent. The “Five-Year U.S. Treasury Rate” means, as of the Reset Determination Date, (i) the average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity, for five-year maturities, for the five Business Days immediately preceding the Reset Determination Date, appearing (or, if fewer than five Business Days appear, such number of Business Days appearing) under the caption “Treasury Constant Maturities” (or any successor caption or heading) in the most recently published H.15 Daily Update as of 5:00 p.m. (Eastern Time) on the Reset Determination Date (the “Initial Base Rate”), as determined by the Calculation Agent in its sole discretion, or (ii) if there are no such published yields on actively traded U.S. Treasury securities adjusted to constant maturity, for five-year maturities, then the rate will be determined by interpolation between the average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for two series of actively traded U.S. Treasury securities, (A) one maturing as close as possible to, but earlier than, the Maturity Date, and (B) the other maturing as close as possible to, but later than, the Maturity Date, in each case for the five Business Days immediately preceding the Reset Determination Date, appearing (or, if fewer than five Business Days appear, such number of Business Days appearing) under the caption “Treasury Constant Maturities” (or any successor caption or heading) in the H.15 Daily Update as of 5:00 p.m. (Eastern Time) on the Reset Determination Date. Notwithstanding the foregoing, if the Bank, in its sole discretion, determines on or prior to the Reset Determination Date that the Five-Year U.S. Treasury Rate cannot be determined in the manner described in the immediately preceding paragraph (a “Benchmark Substitution Event”), the Bank may, in its sole discretion, designate an unaffiliated agent or advisor, which may include an unaffiliated initial purchaser for the offering of the 6.108% Subordinated Notes or any affiliate of any such initial purchaser (the “Designee”), to determine whether there is an industry-accepted successor rate to the Initial Base Rate. If the Designee determines that there is such an industry-accepted successor rate, then the “Five-Year U.S. Treasury Rate” shall be such successor rate and, in that case, the Designee may then determine and adjust the Business Day convention, the definition of “Business Day” and the Reset Determination Date to be used and any other relevant methodology for determining or otherwise calculating such successor rate, including any adjustment factor needed to make such successor rate comparable to the Initial Base Rate in each case, in a manner that is consistent with industry-accepted practices for the use of such successor rate (the “Adjustments”). If the Bank, in its sole discretion, determines that the Five-Year U.S. Treasury Rate cannot be determined in the manner described in the immediately preceding paragraph and the Bank, in its sole discretion, does not designate a Designee or if the Designee determines that there is no industry-accepted successor rate to the Initial Base Rate, then the Five-Year U.S. Treasury Rate on the Reset Determination Date will be 4.108%, which is the Initial Fixed Rate minus the Spread. For the avoidance of doubt, any determination by the Bank or a Designee pursuant to the preceding paragraph (including, without limitation, with respect to any Benchmark Substitution Event or any Adjustments) will not be subject to, and will become effective without, the consent of the holders of the 6.108% Subordinated Notes or any other party. R-2 “H.15 Daily Update” means the daily statistical release designated as such, or any successor publication, published by the Federal Reserve Board or any successor. This 6.108% Subordinated Note is not a savings or a deposit account or other obligation of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This 6.108% Subordinated Note is a duly authorized issue of subordinated notes of the Bank issued under and pursuant to an indenture dated as of November 6, 2025 (as may be supplemented from time to time, herein called the “Indenture”), duly executed and delivered by the Bank to U.S. Bank Trust Company, National Association (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Bank and the Holders of the Securities. The terms of this 6.108% Subordinated Note include those stated in the Indenture. This 6.108% Subordinated Note is subject to all such terms, and Holders are referred to the Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this 6.108% Subordinated Note and the terms of the Indenture, the terms of this 6.108% Subordinated Note shall control. This 6.108% Subordinated Note represents all of the Bank’s 6.108% Fixed-Rate Reset Subordinated Notes due 2040 (CUSIP: 05572Y HP0) (the “6.108% Subordinated Notes”, which term shall include any Additional Notes (as defined below)), limited in initial issuance to the aggregate principal amount of $400,000,000. The 6.108% Subordinated Notes are in registered book-entry form without coupons in initial denominations of $250,000 and integral multiples of $1,000 in excess thereof. The 6.108% Subordinated Notes do not have the benefit of a sinking fund or a compensating balance or any other funds or assets subject to a legal right of offset. The 6.108% Subordinated Notes will be redeemable at the Bank’s option, (i) in whole, but not in part, on any day in the period commencing on (and including) August 8, 2035 (the date that is three months prior to the Reset Date), and ending on (and including) the Reset Date), (ii) in whole or in part, at any time and from time to time, on or after May 10, 2040 (the date that is six months prior to the maturity date) or (iii) in whole, but not in part, at any time within 90 days following a Regulatory Capital Treatment Event, in each case, at a redemption price equal to 100% of the aggregate principal amount of the 6.108% Subordinated Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date. If the Bank redeems the 6.108% Subordinated Notes at its option, then (a) notwithstanding the foregoing, installments of interest on the 6.108% Subordinated Notes that are due and payable on any Interest Payment Date falling on or prior to a redemption date for the 6.108% Subordinated Notes will be payable on that Interest Payment Date to the registered holders thereof as of the close of business on the relevant record date according to the terms of the 6.108% Subordinated Notes and the Indenture and (b) the redemption price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30-day months. R-3

A “Regulatory Capital Treatment Event” means the good faith determination by the Bank that, as a result of (i) any amendment to, or change in, the laws, rules or regulations of the United States (including, for the avoidance of doubt, any agency or instrumentality of the United States, including the OCC and other appropriate federal bank regulatory agencies) or any political subdivision of or in the United States that is enacted or becomes effective after the date of original issuance of the 6.108% Subordinated Notes, or (ii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws, rules or regulations or policies with respect thereto that is announced after the date of original issuance of the 6.108% Subordinated Notes, there is more than an insubstantial risk that the Bank will not be entitled to treat the 6.108% Subordinated Notes then outstanding as Tier 2 capital (or its equivalent) for purposes of the capital adequacy rules of the OCC (or, as and if applicable, the capital adequacy rules or regulations of any successor appropriate federal banking agency) as then in effect and applicable, for so long as the 6.108% Subordinated Notes are outstanding, to at least the same extent as of the date of original issuance of the 6.108% Subordinated Notes. “Appropriate federal banking agency” means the “appropriate federal banking agency” with respect to the Bank, as that term is defined in Section 3(q) of the Federal Deposit Insurance Act or any successor provision. Notice of any redemption will be transmitted at least 10 days but not more than 60 days before the redemption date to each Holder of the 6.108% Subordinated Notes to be redeemed. Unless the Bank defaults in payment of the redemption price, on or after the redemption date, interest will cease to accrue on the 6.108% Subordinated Notes called for redemption. If less than all of the 6.108% Subordinated Notes are to be redeemed, the Trustee shall select by lot the 6.108% Subordinated Notes to be redeemed, provided that as long as the 6.108% Subordinated Notes are issued in registered global form held by DTC (or another Depositary), the redemption of the 6.108% Subordinated Notes shall be done in accordance with the policies and procedures of the Depositary, which may be made on a pro rata pass- through distribution of principal basis. Only 6.108% Subordinated Notes in amounts of $250,000 and integral multiples of $1,000 in excess thereof (provided that the unredeemed portion of such 6.108% Subordinated Notes redeemed in part will not be less than $250,000) will be redeemed. If 6.108% Subordinated Notes are to be redeemed in part only, the notice of redemption that relates to such 6.108% Subordinated Notes will state the portion of the principal amount of the 6.108% Subordinated Notes to be redeemed, and a new note in a principal amount equal to the unredeemed portion of such 6.108% Subordinated Notes will be issued in the name of the holder of such 6.108% Subordinated Notes upon surrender for cancellation of the original 6.108% Subordinated Notes. The Bank must obtain prior OCC approval to prepay the 6.108% Subordinated Notes, including through a redemption prior to maturity, repurchase or exercising a call option. In addition, under the OCC’s risk-based capital guidelines applicable to national banks, any redemption of the 6.108% Subordinated Notes is subject to receipt of any required prior approval by the OCC and to the satisfaction of any conditions set forth in the regulations and guidelines of the OCC applicable to redemption of the 6.108% Subordinated Notes, including capital regulations and guidelines. Under the OCC regulations, prior to exercising the option to redeem the 6.108% Subordinated Notes, or immediately thereafter, the Bank will be required to either replace the 6.108% Subordinated Notes with an equal amount of instruments that meet the OCC’s criteria for regulatory capital treatment or demonstrate to the satisfaction of the OCC that following redemption, the Bank would continue to hold capital commensurate with its risk. R-4 In addition to the covenants of the Bank set forth in the Indenture, the Bank agrees that (each an “Additional Covenant”): (a) the Bank shall not, and shall not permit any of its subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of 6.108% Subordinated Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the 6.108% Subordinated Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the 6.108% Subordinated Notes which so consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement. In case an Event of Default, as defined in the Indenture and limited to certain events of receivership, insolvency, liquidation or similar proceeding of the Bank, with respect to the 6.108% Subordinated Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. For the avoidance of doubt, the conditions to such a declaration upon the occurrence of an Event of Default described in the immediately preceding sentence shall be the same as the conditions for such a declaration upon the occurrence of an Event of Default pursuant to clause (a) of Section 9.01 of the Indenture. Holders of the 6.108% Subordinated Notes shall vote as a separate class with respect to any defaults (as defined in Section 6.02 of the Indenture) or remedies relating thereto as a result of any covenants, obligations, or provisions affecting only the 6.108% Subordinated Notes, including the Additional Covenants. Notwithstanding any other provisions of this 6.108% Subordinated Note and related documents, including specifically those provisions set forth in the sections relating to subordination, events of default, and covenants of the Bank, it is expressly understood and agreed that the Bank is subject to 12 CFR 3.20(d) and 5.47. In the event the Bank is considered “undercapitalized,” as defined under applicable law, and fails to satisfactorily implement a required capital restoration plan, the Bank may be subject to restrictions and requirements applicable to “significantly undercapitalized” institutions, as defined in applicable law. If the Bank is considered “significantly undercapitalized,” the OCC has the legal authority to require the Bank to sell shares in the Bank, enter into a merger or consolidation with another depository institution, or be acquired by a depository institution or a depository institution holding company. This authority supersedes and voids any default that may have occurred. In addition, if the Bank is considered “critically undercapitalized” as defined under applicable law, the Bank will be prohibited from making principal or interest payments on this 6.108% Subordinated Note without prior OCC approval. In the event of the Bank’s insolvency, the FDIC, acting as receiver, has the authority to transfer the Bank’s obligation under this 6.108% Subordinated Note and to supersede or void any default, acceleration, or subordination that may have occurred. The obligation under this 6.108% Subordinated Note may be fully subordinated to interests held by the U.S. government in the event that the national bank enters into a receivership, insolvency, liquidation, or similar proceeding. The 6.108% Subordinated Notes, including the Bank’s obligations to pay principal and premium, if any, and interest, are subordinated and junior in right of payment to the Bank’s obligations to its depositors, including uninsured depositors, and under its Senior Indebtedness (as defined in the Indenture), including for both secured and unsecured or general creditors except those specifically designated as ranking on a parity with or subordinated to the 6.108% Subordinated Notes, whether now or hereafter incurred, on the terms and subject to the conditions set forth in the Indenture. In the event of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities, liquidation, winding up, or similar proceedings relating to the Bank, whether voluntary or involuntary, all obligations of the Bank to holders of Senior Indebtedness must be paid in full before any payment may be made to the Holders of the 6.108% Subordinated Notes. In the event of any such proceedings, after payment in full of all sums owing on such prior obligations, the holder of this 6.108% Subordinated Note, together with any obligations of the Bank ranking on a parity with this 6.108% Subordinated Note, shall be entitled to be paid from the remaining assets of the Bank the unpaid principal thereof and any unpaid premium, if any, and interest before any payment or other distribution, whether in cash, property, or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this 6.108% Subordinated Note. The Bank agrees, and each Holder by accepting an 6.108% Subordinated Notes agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give them effect. In the event of any inconsistency between the foregoing and the terms of the Indenture, the terms of Indenture shall control. R-5 The Indenture contains provisions permitting the Bank and the Trustee, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the 6.108% Subordinated Notes at the time outstanding (as defined in the Indenture), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the 6.108% Subordinated Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of the 6.108% Subordinated Notes, or reduce the principal amount thereof or premium, if any, or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each 6.108% Subordinated Note so affected, (ii) reduce the aforesaid percentage of 6.108% Subordinated Notes, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all 6.108% Subordinated Notes then outstanding or (iii) make any change to the provisions of Article 16 of the Indenture that would adversely affect the Holders without the consent of the Holder of each 6.108% Subordinated Note so affected. Any such consent or waiver by the Holder of this 6.108% Subordinated Notes shall be conclusive and binding upon such Holder and upon all future Holders of this 6.108% Subordinated Notes and of any 6.108% Subordinated Notes issued upon the registration of transfer hereof, or in lieu hereof, whether or not notation for such consent or waiver is made upon this 6.108% Subordinated Notes. No reference herein to the Indenture and no provision of this 6.108% Subordinated Notes or of the Indenture shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this 6.108% Subordinated Notes at the place, at the respective times, at the rate, and in the coin or currency, herein prescribed. The Bank may from time to time, without notice to or the consent of the registered holders of the 6.108% Subordinated Notes, create and issue additional notes (the “Additional Notes”) ranking pari passu with the 6.108% Subordinated Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such Additional Notes or except for the first payment of interest following the issue date of such Additional Notes). Such Additional Notes may be consolidated and form a single series with the 6.108% Subordinated Notes and have the same terms as to status, redemption or otherwise as the 6.108% Subordinated Notes, provided that if such Additional Notes of a series are not fungible with the 6.108% Subordinated Notes for U.S. federal income tax purposes, such Additional Notes will have a separate CUSIP number. Upon due presentment for registration of transfer of this 6.108% Subordinated Notes at the office or agency designated and maintained by the Bank for such purpose, pursuant to the provisions of the Indenture, a new 6.108% Subordinated Notes for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith. The Bank, the Trustee and any authorized agent of the Bank or the Trustee may deem and treat the Holder in whose name this 6.108% Subordinated Note is registered upon the books of the Bank to be, and may treat such Holder as, the absolute owner of this 6.108% Subordinated Notes (whether or not this 6.108% Subordinated Notes shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof (and premium, if any) and interest hereon, and for all other purposes, and neither the Bank nor the Trustee nor any authorized agent of the Bank or the Trustee shall be affected by any notice to the contrary. No recourse under or upon any obligation, covenant or agreement in the Indenture or any indenture supplemental thereto or in any 6.108% Subordinated Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Bank or of any successor corporation, either directly or through the Bank or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof. R-6 This 6.108% Subordinated Notes is governed by and construed in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof. This 6.108% Subordinated Notes shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture. The Bank will furnish to any Holder upon written request and without charge a copy of the Indenture. R-7

ASSIGNMENT FORM FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Please print or typewrite name and address including postal zip code of assignee the within 6.108% Subordinated Note of BOKF, NA and hereby irrevocably constitutes and appoints attorney to transfer said 6.108% Subordinated Note on the books of the within-named Bank, with full power of substitution in the premises. Dated: ____________ SIGN HERE NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE The initial outstanding principal amount of this Global Note is $[_____],000,000. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global or Certificated Note for an interest in this Global Note, have been made: Date of Exchange Amount of decrease in Principal Amount of this Global Note Amount of Increase in Principal Amount of this Global Note Principal Amount of this Global Note following such decrease or increase Signature of authorized officer of Trustee or Custodian